SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]
19. SUBSEQUENT EVENTS

On January 26, 2015 we executed a contract between Food Innovations, Inc., our wholly-owned subsidiary, and U.S. Foods, Inc.  The term of the contract is from January 1, 2015 through December 31, 2016 and provides for up to three (3) automatic annual renewals thereafter if no party gives the other 30 days’ notice of its intent not to renew.

On March 6, 2015 we completed a round of financing of $3,078,998 through the sale of 3,178,420 restricted shares of our common stock at a price per share of $0.9646, primarily for the purpose of acquiring, in a block sale, the shares of Monolith Ventures Ltd, a former  shareholder of The Fresh Diet, who agreed to sell its position of approximately 3 million shares at a price of $0.9646 per share. Concurrently, Monolith Ventures Ltd.  dismissed its previously reported litigation against the Company and exchanged mutual releases with the Company.  Simultaneously, we also raised an additional $1,209,596 through the sale of 943,829 restricted shares of our common stock at a price per share of $1.30.  Approximately 2.1 Million shares are subject to a one year lock up.  No warrants or other convertible securities were involved in the financing and the financing was completed by officers of the registrant without requiring the services of a placement agent.  The financing was an exempt private placement under Regulation D with offers and sales made only to “accredited investors” without the use of public advertising.

On March 24, 2015, warrants to purchase 727,272 shares of the Company’s common stock were exercised for cash of $400,000.